Exhibit 99.1



                                  CERTIFICATION



Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of CBR Brewing Company, Inc. (the "Company") does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K for the year ended December 31, 2002 of the Company fully complies, in all material respects, with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.



Date:  May 8, 2003                      By:  /s/ DA-QING ZHENG
                                             ---------------------------
                                             Da-qing Zheng
                                             Chairman of the Board and
                                             Chief Executive Officer




Date:  May 8, 2003                      By:  /s/ GARY C.K. LUI
                                             ---------------------------
                                             Gary C.K. Lui
                                             Vice President and Chief
                                             Financial Officer


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